Jul. 14, 2015

John Hancock Current Interest
Supplement dated July 14, 2015 to the current Prospectus

John Hancock Money Market Fund (the fund)

The following replaces the first paragraph under "Fund summary — Principal risks":

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund's sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Many factors influence a mutual fund's performance.